                                                                    Exhibit 25.1

================================================================================

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                           ---------------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                           13-5160382
(State of incorporation                            (I.R.S. employer
if not a U.S. national bank)                       identification no.)

One Wall Street, New York, N.Y.                    10286
(Address of principal executive offices)           (Zip code)

                           ---------------------------

                                  IBASIS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                           04-3332534
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

20 Second Avenue
Burlington, Massachusetts                          01803
(Address of principal executive offices)           (Zip code)

                           ---------------------------

                  ___% Convertible Subordinated Notes due 2005
                       (Title of the indenture securities)

================================================================================

1.    General information. Furnish the following information as to the Trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

--------------------------------------------------------------------------------
               Name                                    Address
--------------------------------------------------------------------------------

      Superintendent of Banks of the        2 Rector Street, New York, N.Y.
      State of New York                     10006, and Albany, N.Y. 12203

      Federal Reserve Bank of New York      33 Liberty Plaza, New York, N.Y.
                                            10045

      Federal Deposit Insurance             Washington, D.C. 20429
      Corporation

      New York Clearing House               New York, New York 10005
      Association

      (b)   Whether it is authorized to exercise corporate trust powers.

      Yes.

2.    Affiliations with Obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None.

16.   List of Exhibits.

      Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 23rd day of February, 2000.


THE BANK OF NEW YORK


                                     By:     /s/VAN K. BROWN
                                        ---------------------------------
                                     Name:      VAN K. BROWN
                                     Title:     ASSISTANT VICE PRESIDENT

--------------------------------------------------------------------------------

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS                                                            Dollar Amounts
                                                                    In Thousands

Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and
   currency and coin                                                 $6,394,412
  Interest-bearing balances                                           3,966,749
Securities:
  Held-to-maturity securities                                           805,227
  Available-for-sale securities                                       4,152,260
Federal funds sold and Securities
  purchased under agreements to resell                                1,449,439
Loans and lease financing receivables:
  Loans and leases, net of unearned
   income                                     37,900,739
  LESS: Allowance for loan and
   lease losses                                  572,761
  LESS: Allocated transfer risk
   reserve                                        11,754
  Loans and leases, net of unearned
   income, allowance, and reserve                                    37,316,224
Trading Assets                                                        1,646,634
Premises and fixed assets (including
  capitalized leases)                                                   678,439
Other real estate owned                                                  11,571
Investments in unconsolidated
  subsidiaries and associated
  companies                                                             183,038
Customers' liability to this bank on
  acceptances outstanding                                               349,282
Intangible assets                                                       790,558
Other assets                                                          2,498,658

Total assets                                                        $60,242,491

LIABILITIES
Deposits:
  In domestic offices                                               $26,030,231
  Noninterest-bearing                         11,348,986
  Interest-bearing                            14,681,245
  In foreign offices, Edge and
   Agreement subsidiaries, and IBFs                                  18,530,950
  Noninterest-bearing                            156,624
  Interest-bearing                            18,374,326
Federal funds purchased and
  Securities sold under agreements to
  repurchase                                                          2,094,678
Demand notes issued to the
  U.S.Treasury                                                          232,459
Trading liabilities                                                   2,081,462
Other borrowed money:
  With remaining maturity of one year
   or less                                                              863,201
  With remaining maturity of more
   than one year through three years                                        449
  With remaining maturity of more
   than three years                                                      31,080
Bank's liability on acceptances
  executed and outstanding                                              351,286
Subordinated notes and debentures                                     1,308,000
Other liabilities                                                     3,055,031
Total liabilities                                                    54,578,827

EQUITY CAPITAL
Common stock                                                          1,135,284
Surplus                                                                 815,314
Undivided profits and capital reserves                                3,759,164
Net unrealized holding gains (losses)
  on available-for-sale securities                                      (15,440)
Cumulative foreign currency
  translation adjustments                                               (30,658)
Total equity capital                                                  5,663,664

Total liabilities and equity capital                                $60,242,491


      I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                                Thomas J. Mastro

      We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                    Directors

Thomas A. Reyni
Alan R. Griffith
Gerald L. Hassell

--------------------------------------------------------------------------------